UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2026

AZIO AI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street
Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	AZIO	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 6, 2026, Azio AI Holdings, Inc., a Delaware corporation formerly known as Envirotech Vehicles, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “SEC”) announcing the consummation of the acquisition of Azio AI Corporation, a Delaware corporation (“Legacy Azio AI”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of July 2, 2026, by and among the Company, Legacy Azio AI, EV-AZ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Azio AI, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company. This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Report to provide the historical financial statements of Legacy Azio AI and the pro forma financial information required by Item 9.01 of Form 8-K that were omitted from the Original Report as permitted by Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited balance sheet of Legacy Azio AI as of December 31, 2025, the related audited statements of operations, changes in shareholders’ deficit and cash flows of Legacy Azio AI for the period from October 7, 2025 (inception) to December 31, 2025, the related notes thereto and the related Report of Independent Registered Public Accounting Firm of TAAD, LLP, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The unaudited condensed balance sheet of Legacy Azio AI as of June 30, 2026, the related unaudited condensed statements of operations, changes in shareholders’ deficit and cash flows of Legacy Azio AI for the six months ended June 30, 2026, and the related notes thereto, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2026, and the unaudited pro forma condensed consolidated statements of operations of the Company for the six months ended June 30, 2026, and the year ended December 31, 2025, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
23.1	Consent of TAAD, LLP
99.1	Audited financial statements of Azio AI Corporation as of December 31, 2025 and for the period from October 7, 2025 (inception) to December 31, 2025, and related notes thereto.
99.2	Unaudited condensed financial statements of Azio AI Corporation as of and for the six months ended June 30, 2026, and related notes thereto.
99.3
Unaudited pro forma condensed combined balance sheet of Azio AI Holdings, Inc. as of June 30, 2026, and the unaudited pro forma condensed consolidated statements of operations of Azio AI Holdings, Inc. for the six months ended June 30, 2026, and the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIO AI HOLDINGS, INC.

Date: September 15, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer